EEI Financial Conference NOVEMBER 10, 2008 Exhibit 99.3

Safe Harbor Provisions
This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”, “intend”,
“plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions or inactions by local, state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures;
developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive electricity positions;
actions of rating agencies; subsequent recognition, derecognition and measurement of tax positions; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the
Securities and Exchange Commission (SEC).  Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-
looking statements to reflect developments or circumstances occurring after the statement is made. This presentation references our 2008 earnings and 2008 guidance excluding a significant charge associated with a litigation settlement payment made to Consolidated Edison, Inc., which are non-GAAP measures. Due to the nature and significance of the litigation charge, management believes that this non-GAAP presentation is more representative of our performance and provides additional and useful information to investors in analyzing historical and future performance.  This presentation also references our 2008 projected and actual EPS by segment, a non-GAAP presentation which management believes is useful to investors to evaluate the actual financial performance and contribution of NU’s business segments.  These non-GAAP measures should not be considered as an alternative to NU consolidated net income and EPS determined in accordance with GAAP as an indicator of NU’s operating performance.
Please refer to our reports to the SEC for further details concerning the matters described in this presentation.

3 Overview of Today’s Presentation > 2008: Strong, successful year > 2009: Key transition year for initiatives affecting 2010 and beyond > Public policy priorities create additional opportunities

2008 and 2009 Key Themes
>
Strong financial results
>
SW CT transmission projects
nearly complete
>
Favorable FERC rulings
>
Initial NEEWS applications filed
>
New legislation that creates
new opportunities
>
NEEWS siting
>
Merrimack Clean Air Project
>
Northern Solutions
transmission
>
CL&P, PSNH rate cases
2008
Success On Many Fronts
2009
Moving On Initiatives That
Provide Long-Term Benefits

Reliability
Concerns
Continuing
Rate Pressure
Increasing
Environmental
Pressure
High commodity costs
“Peaky” demand
growth
Infrastructure
modernization
System reliability
Fuel diversity
Resource adequacy
Energy efficiency
Reduced emissions
Renewable Portfolio Standards
Advancing
Technology
Renewables
Grid communications
(AMI/ BPL)
Customer networks
Beyond 2009:  Investment Must Continue to
Address Regional Energy Challenges

Northern New England and Eastern Canada Will
Become Valuable Sources to Meet New England’s Needs
H
N
W
Hydro
Nuclear
Wind
B
Biomass
General Movement
of Power
New England’s Most Attractive
Renewable Energy Locations
W
W
W
W
W
B
B
B
B
N
H
H
H
Quebec
Hydro-Quebec plans
to develop a portfolio
of hydroelectric
projects totaling
4,500 MW and
integrate 4,000 MW
of planned wind
power by 2015
Newfoundland
& Labrador
Exploring development
of large hydro facilities
New Brunswick
Exploring development
of 1 or 2 nuclear units
W
Eastern Canadian Development

State Legislation Shaping Additional Opportunities
>
2007 Energy Efficiency Act
› Integrated resource plan
› Peaking generation
› Increased DSM incentives
› Required decoupling
› Advanced metering
› Long-term bilateral
contracts
› RPS standards increased
>
2008 RGGI regulations
adopted
>
2008 Green Communities Act
› Adopted RGGI
› Removed caps on utility
energy efficiency/demand
response
› Long-term contracts for
renewable resources
› Utility-owned solar
generation
› Smart grid pilot
› Green power offering
>
2006 Mercury
Reduction Bill
› Merrimack Clean Air
Project
>
2007 Renewable
Portfolio Standards
>
2008 RGGI regulations
adopted
>
2008 distributed
generation
authorization

NU:  Financial Flexibility and Attractive Opportunities
>
2008
› Financings completed
› Strong operational and financial results
>
2009
› Reduced financing requirements and minimal debt maturities
› Improved cash generation
› EPS projection comparable to 2008
>
2009 – 2013
› Attractive future opportunities
› Financial flexibility and strength

NU Dividend Policy Will Target 50% Payout Ratio
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2006 2007 2008 2009
0%
10%
20%
30%
40%
50%
60%
70%
EPS Dividends Paid/Declared Per Share Payout Ratios
*Excludes impact of competitive businesses, one-time CL&P tax reduction
**Excludes litigation settlement charge
$1.16*
$1.59
$1.80 - $2.00
$1.80 - $1.95**
$0.725
$0.775
$0.825
62.5%
42.3%-45.8%
48.7%

Regulated Investment Strategy – 2009-2013

Strong Execution, Efficient Operations and Effective Capital Deployment
are the Cornerstones of Our Regulated Investment Strategy
>
We continue to focus on strong execution of operations and projects, as we have shown with our transmission build-out
>
Our capital investment plan continues to address needed infrastructure upgrades while creating value for customers and shareholders
>
Our transmission segment of the business continues to be a major driver of capital outlays and earnings
>
We are moving forward with the Merrimack Clean Air Project which will preserve a  low-cost power supply for PSNH customers
>
Our capital plan for the five-year period provides flexibility around the level and timing of our distribution capital investment
>
Natural gas as “the fuel of choice” creates opportunities to grow Yankee Gas business

Four Major SWCT Transmission Projects –
A $1.68 Billion Investment, Nearing Completion
Bethel-Norwalk
345-kV underground
& overhead
$336 Million
21 miles 345-kV
(56% underground)
10 miles 115-kV
(100% underground)
Completed October
2006
Middletown-Norwalk 345-kV
underground & overhead
˜$950 Million (NU share)
Glenbrook Cables
115-kV underground
$239 Million
9 miles 115-kV underground
98% complete
Projected in-service date:
November 2008
Long Island Cable
138-kV cross-sound
$78 Million (NU share)
11 miles 138-kV submarine
cable
Joint project with LIPA
Completed July 2008
69 miles 345-kV  (35% underground)
57 miles 115-kV  (1% underground)
Joint project with United Illuminating
99% complete
Overhead placed in service August 2008
Underground projected in-service date
Q4 2008/Q1 2009
50% of CT
Load
Total investment from
four projects now
estimated at $1.6
billion, nearly $80
million under budget.

The NEEWS Projects are Advancing Into the Siting Phase
SPRINGFIELD
HARTFORD
345-kV Substation
Generation Station
345-kV ROW
115-kV ROW
Central Connecticut
Reliability Project
$315 M
Interstate
Reliability Project
˜$250 M
Greater Springfield
Reliability Project
˜$714 M
Planning Status
• ISO-NE Technical approval
received in September
Siting Status
• GSRP – Municipal Consultations
underway; Siting applications filed
in October
• Interstate – Municipal
Consultations underway; Siting
applications in late 2008 / early
2009
• CCRP – Municipal Consultations
and Siting application in 2009
Financial Incentives FERC Filing
• 100% CWIP
• Incentive ROE of 13.14%
• 100% recovery of prudently
incurred costs, if cancelled
These major NEEWS projects and related costs of
$211 million result in a total cost of $1.49 billion

Estimated Schedules For Major NEEWS Projects
2013 Late 2012 / 2013 Mid-2013 In-service
2011 2010 2010
Construction targeted to
start on staggered basis
2010 / Early 2011 Mid / Late 2010 2010 Siting completed
2009
Late 2008 / Early
2009
October 2008
State siting applications
filed
September
2008
September
2008
September
2008
ISO technical applications
approval
Central CT
Reliability
(345-kV)
Interstate
Reliability
(345-kV)
Greater Springfield
Reliability
(115-kV/345-kV)
Major NEEWS Projects

2009-2013 Transmission Capital Expenditures
Increase By Over 17% From Previous Five-Year Program
$0
$200
$400
$600
$800
$1,000
$1,200
Major Southwest CT NEEWS HVDC Line Other
Historic
Forecast
Up To $3.5 Billion
$2,523 Million
$22 million of major
SWCT projects in
2009-2013 forecast
period; $1.6 billion
in total
NEEWS projects
estimated at
$1.4 billion during
the 2009-2013
forecast period
$1.5 billion of
additional
forecasted projects
Successful
completion of
SWCT projects
NEEWS projects
ramping up
US portion
conceptually
estimated at $700
million with $525
million NU
ownership share
HVDC Line to
Canada Now
Added to Forecast

Merrimack Clean Air Project Construction Underway
• Merrimack a key source of low-cost power for PSNH customers
Two coal units supply about 35% of PSNH’s energy requirements
PSNH energy costs will remain below region’s rates
• Scrubber required by New Hampshire statute
to reduce mercury emissions
• Revised estimate of $457 million
• Engineering, Procurement & Construction
(EPC) contract secured
• Contracts awarded to major suppliers for
Scrubber, Chimney and Waste Water
Treatment facility
• Estimated project completion: 2012
• Expected to reduce sulfur emissions by more
than 90%
• Expected to reduce mercury emissions by 85%
• Investment to be recovered through PSNH
generation rates per legislation

292
280
352
338
309 311
101
92
115
117
114
117
35
28
38
33
33
34
69
123
199
144
83
41
0
50
100
150
200
250
300
350
400
450
500
550
600
650
700
750
2008 2009 2010 2011 2012 2013
PSNH - Generation
WMECO - Distribution
PSNH - Distribution
CL&P - Distribution
Electric Distribution and Generation Capital
Expenditures – By Company
2009-2013 Electric Distribution & Generation Projected Capital Spending
$2.9 Billion
497
632
539
503
523
704

• We are developing a plan for distribution capital spending that provides flexibility in the timing and level of capital expenditures
• System reliability will be maintained, consistent with respective state regulatory requirements
• The current regulatory and economic climate will potentially allow us to reallocate capital to aging infrastructure, while lowering overall investment in distribution
167
160
184
191 188
198
141
140
184 168
155
162
120
100
137
129
113
102
0
50
100
150
200
250
300
350
400
450
500
2008 2009 2010 2011 2012 2013
$581
$921
$809
Aging Infrastructure
Basic Business
Peak Load / New Business
2009-2013 Electric Distribution Projected Capital Spending
$2.3 Billion
We are Reviewing Flexible Approaches to Reallocate
and Reduce Electric Distribution Capital
25%
35%
40%
428
488
456
462
400
505

Projected Yankee Gas Capital Expenditures
14.7
24.0
23.1
24.3
25.7
26.7
26.3
22.3
24.6
23.6
27.8
28.7
20.6
22.5
15.9
16.5
17.5
18.1
2.6
26.3
27.8
3.0
3.2
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
2008 2009 2010 2011 2012 2013
Expansion Initiatives
Peak Load / New Business
Basic Business
Aging Infrastructure
2009-2013 Yankee Gas Projected Capital Spending
$404 Million
62
92
74
77
90
71

Wholesale Price of
Natural Gas vs. Home Heating Oil
[updated Oct 1, 2008]
0.00
5.00
10.00
15.00
20.00
25.00
30.00
Natural Gas Home Heating Oil
Yankee Gas Expansion Initiatives
• The continued price advantage of natural
gas over home heating oil creates
opportunities to grow earnings through:
• Increased oil to gas conversions
• An upgraded gas interconnection from
Waterbury to the Meriden/Cheshire
service area
• Improvements at our LNG facility to
enable enhanced peaking capacity and
lower contract peaking requirements
• Increased number of service plan
contracts
• Estimated capital expenditures for the
initiatives total $63 million
Natural Gas
Price
Advantage
Historic Projected

Summary
>
Our five-year business plan:
› Provides significant value for customers and shareholders
› Capitalizes on our strong execution of major projects
› Includes flexibility in capital deployment
>
Opportunities exist beyond what we’ve included in this plan
› AMI / SmartGrid
› Massachusetts Green Communities Act – Solar PV
› New Hampshire distributed, renewable generation
› Additional transmission opportunities

Financial

Overview
>
Current liquidity position and outlook for 2009 are favorable
>
Strong 2008 year-to-date results; full year earnings projection on guidance
>
2009 earnings guidance comparable to 2008 despite projected lower revenues, higher costs, potential equity issuance
>
New five-year capital program drives rate base growth of 14% and fuels long-
term EPS growth of 8-11%
>
Growth in internally generated cash moderates financing requirements
>
Management remains focused on total return, including dividend growth

Credit and Liquidity
>
We have completed our $760 million 2008 financing plan on schedule
• Four transactions, weighted average coupon of 5.9% and tenor 8.4 years
>
We have only one bond maturity between now and 2012
• $50 million at Yankee Gas in April 2009
>
Projected capital expenditures for 2009 down significantly from 2008 due to the completion of our major Connecticut transmission projects
• 2008 capital expenditures of $1.3 billion versus an estimate of approximately $900 million in 2009
>
Debt financing for 2009 expected to be less than half of 2008
• Potential debt issuance of $300 - $350 million
• Potential equity financing of $250 - $300 million
>
Ample liquidity available from our $900 million of revolving credit facilities and cash on hand
>
We do not utilize commercial paper; we have modest collateral call risk given the nature of our regulated business; our dividend payout ratio is modest
>
Credit rating outlooks are stable for all NU companies

$0.7
$20.0
$1.0
$28.5
$50.2
$72.7
$4.6
($3.3)
$35.9
$35.5
($10)
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
3Q 2007
3Q 2008
2008 Third Quarter Earnings Results -
$0.47 Per Share
Distribution and
Generation
Transmission
Parent/Other
Competitive Total
24.6%
79.5%
44.8%

$8.1
$57.0
$100.1
$173.8
$8.6
$218.7
$8.7
($8.5)
$103.6
$114.9
($40)
($20)
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
YTD 2007
YTD 2008
2008 Earnings Results Through September 30 –
$1.40 Per Share*
Distribution and
Generation
Transmission
Parent/Other
Competitive Total
*Excludes $29.8 million after-tax charge from March 2008 litigation settlement
14.8%
81.8%
*
25.8%
*

Distribution and Generation Earnings
Results Through September 30
$10.5
$31.7
$44.3
$13.6
$15.3
$10.1
$32.3
$57.2
$0
$10
$20
$30
$40
$50
$60
$70
YTD 2007
YTD 2008
CL&P
PSNH WMECO
Yankee Gas
45.7%
29.1%
1.9%
25.7%

2008 – 2009 EPS Guidance
$1.80 - $2.00 $1.60 - 1.75 $1.65 - $1.95 $1.59 NU Consolidated
------ ($0.19) N/A N/A Litigation charge
$1.80 - $2.00
$0.00 - $0.05
($0.05)
$0.85 - $0.90
$1.00 - $1.10
2009
Projected
$1.80 - $1.95 $1.65 - $1.95 $1.59
NU Consolidated excluding
litigation charge
$0.00 - $0.05 $0.00 $0.08 Competitive
($0.10) ($0.15) – ($0.10) $0.04
NU Parent/Other excluding
litigation charge
$0.85 - $0.90 $0.70 - $0.80 $0.53 Transmission
$1.05 - $1.10 $1.10 – 1.25 $0.94 Distribution/Generation
2008 Current 2008 Initial 2007 Actual

2008-2013:  New Capital Expenditure Forecast
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Distribution and Generation Capex (11/07 Forecast)
Transmission Capex (11/07 Forecast)
Distribution and Generation Capex (11/08 Forecast*)
Transmission Capex (11/08 Forecast)
2008 2011 2012 2009 2010
2013
*Totals include capex at corporate service companies on behalf of operating companies of $71 million in 2009,
$34 million in 2010, $21 million in 2011, $13 million in 2012, and $12 million in 2013.
Five-year 2009-2013 capital spending of up to $7 billion,
compared with last year’s 2008-2012 $6 billion plan;
2008-2012 period up by $1 billion.

Elements of 2009-2013 Capex Projections
>
$425 million to complete Merrimack
Clean Air Project
>
$1.4 billion to complete NEEWS
>
$525 million for transmission to
Canada
>
$130 million for Northern NH
transmission loop
>
$1.4 billion for additional
transmission projects
>
$2.3 billion for electric distribution
>
$400 million for natural gas
distribution
>
New PSNH distributed generation
>
New WMECO solar opportunities
>
Additional renewable generation
>
Additional transmission
opportunities
>
Underground portion of NEEWS
(if required)
>
Extensive Smart Grid
infrastructure
What’s In
What’s Not

Projected Combined Year-End Rate Base
$1,476
$2,189
$2,463
$2,576
$3,378
$4,251
$5,044
$2,857
$3,212
$3,535
$3,856
$4,133
$4,371
$4,563
$307
$369
$394
$404
$876
$872
$626
$680
$712
$739
$793
$851
$890
$389
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2007
Actual
2008 2009 2010 2011 2012 2013
Transmission Distribution Generation Yankee Gas
$6,450
$7,565
$7,099
$8,708
Total Rate Base
2007-2013
CAGR of 14%
$5,266
$10,349
Projected Electric
Distribution
CAGR of 8%
Transmission
CAGR of 23%
$11,369
Projected Generation
CAGR of 19%
Projected Natural Gas
Distribution
CAGR of 6%
Supports EPS CAGR of 8-11%

Rate Base Composition
2007 Rate Base Composition
2013E Rate Base Composition
$5.3 billion
$11.4 billion
2007 Rate Base:  $1.5 billion
’08-’13E Capex:  $4.2 billion
2007 Rate Base:  $2.9 billion
’08-’13E Capex:  $2.7 billion
2007 Rate Base:  $0.6 billion
’08-’13E Capex:  $0.5 billion
Transmission
Electric Distribution
Gas Distribution
6%
54%
28%
12%
40%
8%
44%
8%
2007 Rate Base:  $0.3 billion
’08-’13E Capex:  $0.7 billion
Generation
Transmission
Distribution
Generation
Gas
Transmission
Distribution
Generation
Gas

47.4%
32.6%
36.1%
25.2%
18.1%
21.2%
$103.6
$82.5
$28.2
$28.2
$41.1
$59.8
0%
10%
20%
30%
40%
50%
60%
2003 2004 2005 2006* 2007 2008 YTD
$0
$20
$40
$60
$80
$100
$120
Transmission’s Share of Earnings Will
Continue To Rise
*Excludes benefit to CL&P from 2006 tax reduction

Funding The Capital Program and
Dividends 2009 - 2013
$3.7
$4.1
$0.6
$8.4 Billion
Debt Refinancings
New Financings
• $250 million - $300 million of equity issuance in 2009
• $300 million - $350 million of debt issuance in 2009
Internally generated cash net of Rate
Reduction Bond retirements
• Approximately $550 million in 2009 rising to
$1 billion by 2013

$1,250
$870
$150
$50
$130
$170
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2008 2009
Cash capex Debt maturities Other
$450
$550
$1,080
$540
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2008 2009
Outside financing net of changes in S-T debt, cash
Cash from operations after RRB retirements
Cash Requirements Projected To Be
Much Lower in 2009
Uses
Sources

Summary
>
We continue to successfully execute our strategic plan to the benefit of customers and investors
>
We are on track to meet our financial objectives for 2008
>
We are well positioned to meet the challenging financial and operating environment for 2009; guidance comparable to 2008
>
We have an opportunity to invest up to $7 billion on behalf of our customers over the next five years; drives a 14% rate base growth rate
>
Management remains focused on total shareholder return
• 8-11% earnings growth
• Targeting a dividend payout ratio of approximately 50%

Questions and Answers

Appendix

Transmission Capital Program and Rate Base Continue to Grow
2006 2007 2008 2009 2010 2011 2012
Fall 2005 EEI
Conference
Fall 2007 EEI
Conference
Fall 2006 EEI
Conference
Five-Year Capital Program -- $2.3 Billion
Five-Year Capital Program -- $3.0 Billion
Five-Year Capital Program -- $2.4 Billion
Annual Plant-
in-Service:
$ Millions
$391 $310 $882 $573 $122 $622 $1189
(Actual) (Projected)
525 0 Line to Canada
5,044 1,476 Total NU
1,189 169 PSNH
876 78 WMECO
2,454 1,229 CL&P
Projected 12/31/13
Rate Base
($ Millions)
Actual 12/31/07
Rate Base
($ Millions)
Operating
Company
Fall 2008 EEI
Conference
Five-Year Capital Program -- $3.5 Billion
2013
$1493

2007-2013:  Projected Capital Expenditures
and Depreciation
$1,283
$1,288
$1,815
$1,732
$1,194
$1,274
$892
$456
$410
$369
$351
$327
$282
$265
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2007
Actual
2008 2009 2010 2011 2012 2013
Total Capex (incl. cost of removal and AFUDC)* Depreciation
*Totals include capex at corporate service companies on behalf of operating companies of $71 million in 2009,
$34 million in 2010, $21 million in 2011, $13 million in 2012, and $12 million in 2013.
Significant capital spending through 2013

$577
$119
$128
$267
$322
$160
$85
$69
$177
$400
$273
$154
$45
$39
$121
$308
$306
$83
$20
$95
$205
$205
$0
$200
$400
$600
$800
$1,000
$1,200
2008 2009 2010 2011 2012 2013
CL&P PSNH WMECO Transmission to Canada
Projected Transmission Capital Expenditures
$707
$1,070
$1,106
$602
$446
$227

$292
$280
$352
$338
$309
$311
$101
$92
$115
$117
$114
$117
$35
$28
$38
$33
$33
$34
$0
$100
$200
$300
$400
$500
$600
2008 2009 2010 2011 2012 2013
CL&P PSNH WMECO
Projected Distribution Capital Expenditures
$428
$505
$400
$456
$488
$462

43 $34 $34 $27 $30 $33 $41 $35 $89 $172 $114 $50 $0 $50 $100 $150 $200 $250 2008 2009 2010 2011 2012 2013 Other Clean Air Project Projected Generation Capital Expenditures $69 $199 $123 $83 $144 $41

44 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2008 2009 2010 2011 2012 2013 Projected Yankee Gas Capital Expenditures $62 $90 $71 $74 $92 $77

Projected Distribution and Generation
Year-End Rate Base
$1,901
$2,123
$2,351
$2,557
$2,724
$2,851
$2,971
$594
$699
$774
$865
$954
$1,042
$1,095
$362
$390
$410
$434
$455
$478
$497
$626
$680
$712
$739
$793
$851
$890
$307
$369
$389
$394
$404
$876
$872
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2007 2008 2009 2010 2011 2012 2013
CL&P Distribution PSNH Distribution WMECO Distribution
Yankee Gas PSNH Generation
Projected
Distribution &
Generation
Rate Base
CAGR of 9%
$3,790
$4,636
$4,989
$5,330
$6,098
$6,325
$4,261

Projected Transmission Year-End Rate Base*
$1,229
$2,033
$2,224
$2,433 $2,454
$169
$278
$314
$325
$666
$1,089
$1,189
$78
$99
$125
$218
$488
$876
$1,812
$2,024
$729
$525
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2007
Actual
2008 2009 2010 2011 2012 2013
CL&P PSNH WMECO Transmission to Canada
Transmission
Rate Base
CAGR of 23%
$1,476
$2,189
$2,576
$3,378
$4,251
$5,044
*100% CWIP assumed for NEEWS projects
$2,463
**NU share of this project is depicted as traditional rate base without
CWIP during construction
**
*
*

Strong Liquidity Position
$244
$315
$256
$85
$86
$0
$100
$200
$300
$400
$500
$600
Parent Revolver Regulated Revolver Externally Invested
Cash
Undrawn
Drawn/LOCs
$54
$4 $4
$267
$305
$0
$50
$100
$150
$200
$250
$300
$350
2009 2010 2011 2012 2013
Liquidity as of November 5, 2008
Long-Term Debt Maturities
*Excludes $45 million drawn on regulated revolver and RRBs
*

2006 – 2009 NU Consolidating EPS
GAAP / Non-GAAP Reconciliation
2006
Actual
2007
Actual
2008 Current
Guidance
2009 Projected
Guidance
Distribution / Generation 0.80 $       0.94 $       $1.05 - $1.10 $1.00 - $1.10
Transmission 0.39          0.53          0.85 - 0.90 0.85 - 0.90
NU Parent / Other (0.03)         0.04          (0.10) (0.05)
Total Regulated and Parent 1.16 $       1.51 $       $1.80 - $1.90 $1.80 - $1.95
Competitive (0.63)         0.08          0.00 - 0.05 0.00 - 0.05
NU Consolidated Operating Results 0.53 $       1.59 $       $1.80 - $1.95 $1.80 - $2.00
CL&P Income Tax Reduction 0.48          N/A N/A N/A
Gain on Sale of Competitive Generation 2.04          N/A N/A N/A
Litigation Charge N/A N/A (0.19) N/A
NU Consolidated GAAP 3.05 $       1.59 $       $1.60 - $1.75 $1.80 - $2.00